

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Full Year and Fourth Quarter 2009 Earnings Call Presentation

Henry Yu, CEO & John Chen, CFO

March 16, 2010

Safe Harbor Statement

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's periodic filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda

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GENERAL STEEL HOLDINGS INC.

- 2009 Full Year Financial Highlights
- Demand Drivers
- Western Region Development
- Key Operating Metrics
- Summary & 2010 Outlook
- Q&A

2009 Full Year Financial Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Total revenues increased 23.5% year-over-year and reached record high of $1.7 billion
- Aggregate shipment volume increased 66.1% year-over-year and reached record high of 3.8 million metric tons
- Gross margin was 5.3%, compared to 0.6% in 2008
- Income from operations reached record of $47.5 million
- Adjusted non-GAAP EBITDA* increased to $93.2 million from $3.2 million in 2008

Record full year 2009 total revenues, shipment volume and income from operations

** Adjusted non-GAAP EBITDA is defined as GAAP net income before interest, tax, depreciation and amortization less non-operating, non-cash expenses associated with the Company's December 2007 convertible note issuance.*

Demand Drivers

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GENERAL STEEL HOLDINGS INC.

- "Go West" economic initiative
  - Top five economic priority in the 12th Five-Year National Economic and Social Plan ("NESDP") (2011-2015)
  - Total infrastructure spending of approximately 480 billion RMB
- National stimulus package
  - 4 trillion RMB economic package is equal to nearly 20% of China's GDP or 1/3 of the country's fixed assets investment in 2008
  - 45% of the spending designated for railways, highways and airports projects
- Guanzhong-Tianshui SEZ
  - Covers two western provinces and seven cities, 70,000 square kilometers
  - Construction planned from 2009 to 2020
- Earthquake rebuilding projects
  - 37 million metric tons of steel needed
  - Selected as one of eight "Preferred Suppliers"

Total Revenues Increased 23.5%


USD in thousands
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
1,351,203
1,668,446
2008
2009

Total Shipment Volume Increased 66.1%


Metric Tons
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2,307,523
3,833,543
2008
2009

Western Region Development

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GENERAL STEEL HOLDINGS INC.

% Increased GDP Comparison in 2009



% Increased GDP
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
6.1%
7.1%
7.7%
8.7%
10.2%
13.1%
18.1%
13.6%
6.1%
7.9%
8.9%
12.4%
5.8%
8.3%
8.6%
9.5%
National
Shaanxi
Jiangsu
Guangdong
1st Quarter
2nd Quarter
3rd Quarter
CY 2009



Shaanxi

Selected Infrastructure Investment in Shaanxi

- Provincial Infrastructure Projects: nearly 100 billion RMB, or approximately 15 billion U.S. dollars through 2013
- Selected Infrastructure Projects: Xian #1, #2 subway, Xian-Chengdu railway and 67 reservoir pumping stations

Source: National Bureau of Statistics of China, Shaanxi Development & Reform Commission, http://www.sndrc.gov.cn/Page.htm

Key Operating Metrics – Shipment Volume

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GENERAL STEEL HOLDINGS INC.

Total Shipment Volume Increased 66.1% Year-over-Year



Metric Tons
4,000,000
3,000,000
2,000,000
1,000,000
0
1,776,923
2,307,523
3,833,543
2007
2008
2009

Total Shipment Volume Increased 95.4% Year-over-Year



Metric Tons
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
575,006
1,123,827
Q4 2008
Q4 2009

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. full year and fourth quarter 2009 earnings call.

Key Operating Metrics - Revenue

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GENERAL STEEL HOLDINGS INC.

Total Revenues Increased 23.5% Year-over-Year



US$ (mm)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
772.4
1,351.2
1,668.4
2007
2008
2009

Total Revenues Increased 73.1% Year-over-Year



US$ (mm)
500
450
400
350
300
250
200
150
100
50
0
261.1
451.9
Q4 2008
Q4 2009

Key Operating Metrics – Gross Profit

Gross Profit Increased More Than 1,000% Year-over-Year



US$ (mm)
100
90
80
70
60
50
40
30
20
10
0
56.7
7.9
88.6
2007
2008
2009

Gross Profit Reached $13.4 Million in the Fourth Quarter of 2009



US$ (mm)
20.0
10.0
0.0
-10.0
-20.0
-30.0
Q4 2008
(21.6)
13.4
Q4 2009

- Gross margin in 2009 reached 5.3% compared to 0.6% in 2008
- Gross margin in Q4 2009 was 3.0% compared to negative 8.3% in the same period last year

Key Operating Metrics – Income from Operations

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GENERAL STEEL HOLDINGS INC.

Income from Operations Reached a Record of $47.5 million in 2009



US$ (mm)
60
50
40
30
20
10
0
-10
-20
-30
-40
40.5
47.5
2007
2008
2009
(29.0)

Income from Operations Reached $1.5 million in the Fourth Quarter of 2009



US$ (mm)
10
0
-10
-20
-30
-40
1.5
Q4 2008
Q4 2009
(30.2)

Key Operating Metrics – Adjusted non-GAAP EBITDA

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GENERAL STEEL HOLDINGS INC.

Adjusted non-GAAP EBITDA Increased More Than 2,800% Year-over-Year



US$ (mm)
100
90
80
70
60
50
40
30
20
10
0
52.0
3.2
93.2
2007
2008
2009

Adjusted non-GAAP EBITDA Reached $16.1 million in Q4 of 2009



US$ (mm)
20
15
10
5
0
-5
-10
-15
-20
-25
Q4 2008
(22.4)
16.1
Q4 2009

* Adjusted non-GAAP EBITDA is defined as GAAP net income before interest, tax, depreciation and amortization less non-operating, non-cash expenses associated with the Company's December 2007 convertible bond issuance.

Key Operating Metrics – Net Income

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GENERAL STEEL HOLDINGS INC.

Our net income was materially impacted by a non-cash, non-operating expense called change in the fair value of derivative liabilities related to the conversion of the outstanding convertible note. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use EPS as adjusted for the impact of non-cash, non-operating expense related to the change in the fair value of derivative liabilities related to the conversion option in our outstanding convertible note. These Company-defined adjusted measures are being provided below because management believes they are useful in analyzing the underlying operating performance of the business. These measures may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to accounting principles generally accepted in the United States .

A reconciliation of earnings per share as reported and operating income as reported to adjusted non-GAAP earnings per share and adjusted non-GAAP operating income follows:

(USD in thousands)	FY2009	FY 2008
GAAP Net Income (Loss)	($25,244)	($11,323)
Non-cash Expense:		
Change in fair value of derivative – conversion option	($33,159)	$12,821
Adjusted to Non-GAAP Net Income	$7,915	($24,144)
GAAP Earnings per share		
Basic	($0.603)	($0.320)
Diluted	($0.603)	($0.320)
Non-GAAP Earnings per share		
Basic	$0.189	($0.682)
Diluted	$0.189	($0.682)

Consolidated Balance Sheet Highlights

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GENERAL STEEL HOLDINGS INC.

(USD ,000)

Assets:	December 31, 2008	December 31, 2009
Cash and Restricted Cash	$145,595	$274,159
Accounts Receivable	$8,329	$8,525
Notes Receivable	$38,307	$29,185
Inventories	$59,549	$208,087
Advances on Inventory Purchases	$49,529	$31,402
Total Current Assets	$315,445	$615,278
Property Plant and Equipment	$491,705	$555,111
Total Assets	$865,713	$1,228,064
Liabilities:		
Total Notes Payable	$206,040	$254,608
Total Accounts Payable	$164,566	$206,277
Total Short Term Loan	$163,024	$271,077
Customer Deposits	$156,467	$262,100
Taxes Payable	$13,917	$6,921
Total Current Liabilities	$734,418	$1,037,345
Shareholder's Equity	$59,908	$93,731

Full-year 2009 Summary

- Record total revenues, shipment volume and income from operations
- Locked-in approximately 70% of targeted 2010 total sales volume at Longmen Joint Venture with distributors
- Awarded preferred supplier status for the Xi Luo Du hydropower plant, the third largest hydropower plant in the world and second largest in China, and the Xiang Jia Ba hydropower project
- Completed $25 million capital raise
- Passed Sarbanes-Oxley compliance audit

Looking forward to 2010

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Robust demand in addressable markets
  - Average Selling Price ("ASP") trend
- Trend of cost of raw material
  - Iron ore
  - Coke
- Lease-out Daqiuzhuang facility
  - Reduce overhead costs
  - Provide a steady revenue stream in the form of fixed monthly lease revenue
- Acquisition Environment
  - Highly fragmented
  - Progress of industry consolidation
  - GSI's unique position
  - Progress on the acquisition
  - Strong cash position to support the future acquisition

Contact Information

Mr. Ross Warner
General Steel Holdings, Inc
Tel: + 86-10-5879-7346
Email: ross.warner@gshi-steel.com

Ms. Jing Ou-Yang
General Steel Holdings, Inc
Tel: + 86-10-5879-7346
Email: jing.ouyang@gshi-steel.com

Mr. Justin Knapp
Ogilvy Financial, Beijing
Tel: + 86-10-8520-6556
Email: gsi@ogilvy.com

Ms. Jessica Barist Cohen
Ogilvy Financial, New York
Tel: + 1-646-460-9989
Email: gsi@ogilvy.com

End Notes:

(1) Historical data represents only Daqiuzhuang Mental as Baotou Joint Venture and Longmen Joint Ventures were completed in 2007
(2) Consolidated financial results for 2007 only include 7 months of contribution from Longmen JV and 6 months contribution from Baotou Steel Pipe JV
(3) Consolidated financial results for 2008 include approximately 6 months of contribution from Maoming